ANNUAL
                                     REPORT
                                TO VARIABLE LIFE
                                  POLICYOWNERS

                                    DYNAMIC
                                    VARIABLE
                                      LIFE

                               DECEMBER 31, 2000

                            -> Dynamic Variable Life
                            -> ReliaStar Life Insurance Company
                            -> Variable Separate Account
                            -> USLICO Series Fund

This report is for the information of Policyowners and not an offering of the sale of the Variable Life policy, which can only be made by a current prospectus.

[LOGO] ING RELIASTAR

A MESSAGE TO VARIABLE LIFE POLICYOWNERS

We have just completed one of the most extraordinary years in stock market history. Last year's massacre of technology and internet stocks marked the end of one of the U.S.'s biggest financial manias of the last 100 years. Yet it was a massacre that left much of the market relatively unscathed. The Dow Jones Industrial Average fell only 6.2% for the year. Though that broke a nine-year winning streak and represented its worst calendar year since 1981, the Dow's peak to trough decline of just 16% was less than that of 1990, failing to meet the 20% bear market rule of thumb. The Standard & Poor's 500 Index lost 9.1% last year, its worst since 1977. The Dow and the S&P 500 Index have given up less than a sixth of what they made when they tripled between 1995 and 1999. Excess in the market has been liquidated without destroying the entire market.

Washington Square Securities, Inc. ("WSSI"), 20 Washington Avenue South, Minneapolis, Minnesota 55401, (612) 372-5507 distribute the Variable Life Insurance Policies, which are the subject of this report. WSSI, a registered broker-dealer, is an affiliated company of ReliaStar Life Insurance Company, the issuer of your insurance policy.

THE STOCK ACCOUNT. On December 31, 2000, the invested assets were allocated 100% to 98 different stock positions. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

THE MONEY MARKET ACCOUNT. On December 31, 2000, this portfolio held 30 different issues of commercial paper with maturities ranging from 5 days to 15 weeks.

THE BOND ACCOUNT. Corporate bonds represented 45.71% of the investable funds on December 31, 2000, with the remainder in U.S. Government obligations. The portfolio was comprised of 21 different issues, with scheduled maturities ranging from 3 months to 49 years.

THE ASSET ALLOCATION ACCOUNT. On December 31, 2000, invested assets were allocated 55.62% to stocks and 42.69% to fixed income securities, with the remaining in a short-term instrument. There were 99 different stock issues in the portfolio and 24 different fixed income positions.

THE OUTLOOK. There is a question if last year's Nasdaq decline is the vanguard of a broad based bear market. The answer depends mostly on whether the economy's downshift in recent months is a pause in the longest expansion in a century or the first stage of a recession. Just as the Federal Reserve's raising of interest rates through last May eventually sank stocks and slowed the speeding economy, as the Federal Reserve now reverses course and lowers rates, the economy and stock prices should move forward.

ReliaStar Life Insurance Company is a wholly owned subsidiary of ReliaStar Financial Corp.

                                        Respectively,

                                        /s/ James R. Gelder

                                        James R. Gelder
                                        Senior Vice President
                                        ReliaStar Life Insurance Company

           RELIASTAR UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                                                            Sub-accounts
                                                                            ------------
                                                    COMMON         MONEY                         ASSET          TOTAL
                                                    STOCK          MARKET          BOND        ALLOCATION    SUB-ACCOUNTS
                                                 ------------   ------------   ------------   ------------   ------------
ASSETS:
 Investments in USLICO Series
    Fund Portfolios                              $ 15,313,369   $    998,476   $  1,646,323   $  9,829,400   $ 27,787,568

 Policy loans                                       2,543,316         74,125        120,054      1,896,529      4,634,024

                                                 ------------   ------------   ------------   ------------   ------------
       TOTAL ASSETS                                17,856,685      1,072,601      1,766,377     11,725,929     32,421,592
                                                 ------------   ------------   ------------   ------------   ------------

LIABILITIES:
 Net accrued for policy related
     transactions due to (from) ReliaStar Life        292,644         12,412         38,072         37,465        380,593

 Amounts payable to ReliaStar Life                    500,000        500,000      1,000,000      1,000,000      3,000,000
                                                 ------------   ------------   ------------   ------------   ------------
       TOTAL LIABILITIES                              792,644        512,412      1,038,072      1,037,465      3,380,593
                                                 ------------   ------------   ------------   ------------   ------------

NET ASSETS - FOR VARIABLE LIFE
  INSURANCE POLICIES                             $ 17,064,041   $    560,189   $    728,305   $ 10,688,464   $ 29,040,999
                                                 ============   ============   ============   ============   ============

Investments basis data:
      Shares Owned                                  1,160,983        998,476        176,834        854,731
      Cost                                       $ 14,692,324   $    998,476   $  1,767,920   $  9,710,977



See accompanying notes to financial statements.

           RELIASTAR UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                       Sub-accounts
                                                                                       ------------
                                                              COMMON         MONEY                         ASSET           TOTAL
                                                              STOCK          MARKET          BOND        ALLOCATION    SUB-ACCOUNTS
                                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Income:
    Reinvested dividends                                   $         --   $     50,722   $     54,427   $    132,884   $    238,033
  Expenses:
    Mortality and expense risk charges                           92,275          4,640          8,016         55,586        160,517
                                                           ------------   ------------   ------------   ------------   ------------

    NET INVESTMENT INCOME (EXPENSE)                             (92,275)        46,082         46,411         77,298         77,516
                                                           ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net unrealized gains (losses) on investments               (3,206,344)            --         53,954     (1,008,045)    (4,160,435)
  Net realized gains (losses) on investments                    136,763             --         (2,884)        93,096        226,975
                                                           ------------   ------------   ------------   ------------   ------------

    NET GAIN (LOSS) ON INVESTMENTS                           (3,069,581)            --         51,070       (914,949)    (3,933,460)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) RESULTING FROM OPERATIONS    (3,161,856)        46,082         97,481       (837,651)    (3,855,944)
                                                           ------------   ------------   ------------   ------------   ------------

POLICY RELATED TRANSACTIONS:

  Net premiums                                                1,622,143         53,534         79,983      1,059,390      2,815,050

  Transfers between sub-accounts                                 97,023         14,484         (1,638)      (109,869)            --

  Withdrawals and surrenders                                 (2,059,586)       (27,777)       (47,611)      (982,235)    (3,117,209)

TRANSFER OF INVESTMENT AND OPERATING
  RESULTS (TO) FROM RELIASTAR LIFE                             (377,717)       (40,025)       (82,911)      (281,857)      (782,510)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) IN NET ASSETS                (3,879,993)        46,298         45,304     (1,152,222)    (4,940,613)

NET ASSETS, BEGINNING OF YEAR                                20,944,034        513,891        683,001     11,840,686     33,981,612
                                                           ------------   ------------   ------------   ------------   ------------

NET ASSETS, END OF YEAR                                    $ 17,064,041   $    560,189   $    728,305   $ 10,688,464   $ 29,040,999
                                                           ============   ============   ============   ============   ============


See accompanying notes to financial statements.

           RELIASTAR UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                       Sub-accounts
                                                                                       ------------
                                                               COMMON         MONEY                        ASSET          TOTAL
                                                               STOCK          MARKET         BOND        ALLOCATION    SUB-ACCOUNTS
                                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Income:
    Reinvested dividends                                   $  1,825,916   $     38,064   $     78,946   $    891,819   $  2,834,745
  Expenses:
    Mortality and expense risk charges                           78,610          4,440          7,983         51,666        142,699
                                                           ------------   ------------   ------------   ------------   ------------

    NET INVESTMENT INCOME                                     1,747,306         33,624         70,963        840,153      2,692,046
                                                           ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net unrealized gains (losses) on investments                2,392,534             --       (122,383)       542,233      2,812,384
  Net realized (losses) gains on investments                     43,816             --         (1,915)        14,833         56,734
                                                           ------------   ------------   ------------   ------------   ------------

    NET GAIN (LOSS) ON INVESTMENTS                            2,436,350             --       (124,298)       557,066      2,869,118
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) RESULTING FROM OPERATIONS     4,183,656         33,624        (53,335)     1,397,219      5,561,164
                                                           ------------   ------------   ------------   ------------   ------------

POLICY RELATED TRANSACTIONS:

  Net premiums                                                1,748,244         49,191         86,080      1,136,970      3,020,485

  Transfers between sub-accounts                                 60,696         80,390         (9,633)      (131,453)            --

  Withdrawals and surrenders                                 (1,506,965)       (45,376)       (76,189)      (908,077)    (2,536,607)

TRANSFER OF INVESTMENT AND OPERATING
  RESULTS (TO) FROM RELIASTAR LIFE                             (319,342)       (39,931)         2,303       (426,788)      (783,758)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) IN NET ASSETS                 4,166,289         77,898        (50,774)     1,067,871      5,261,284

NET ASSETS, BEGINNING OF YEAR                                16,777,745        435,993        733,775     10,772,815     28,720,328
                                                           ------------   ------------   ------------   ------------   ------------

NET ASSETS, END OF YEAR                                    $ 20,944,034   $    513,891   $    683,001   $ 11,840,686   $ 33,981,612
                                                           ============   ============   ============   ============   ============


See accompanying notes to financial statements.

           RELIASTAR UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                            Sub-accounts
                                                                            ------------
                                                   COMMON         MONEY                         ASSET          TOTAL
                                                   STOCK          MARKET          BOND        ALLOCATION    SUB-ACCOUNTS
                                                ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Income:
    Reinvested dividends                        $    747,634   $     42,575   $    110,120   $    605,864   $  1,506,193
  Expenses:
    Mortality and expense risk charges                73,480          4,391          8,077         50,605        136,553
                                                ------------   ------------   ------------   ------------   ------------

    NET INVESTMENT INCOME                            674,154         38,184        102,043        555,259      1,369,640
                                                ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net unrealized gains (losses) on investments       243,691             --        (36,692)         1,191        208,190
  Net realized (losses) gains on investments          (6,170)            --           (381)         1,468         (5,083)
                                                ------------   ------------   ------------   ------------   ------------

    NET GAIN (LOSS) ON INVESTMENTS                   237,521             --        (37,073)         2,659        203,107
                                                ------------   ------------   ------------   ------------   ------------

        NET INCREASE RESULTING FROM OPERATIONS       911,675         38,184         64,970        557,918      1,572,747
                                                ------------   ------------   ------------   ------------   ------------

POLICY RELATED TRANSACTIONS:

  Net premiums                                     1,932,857         53,547         99,660      1,258,904      3,344,968

  Transfers between sub-accounts                      43,092           (175)           888        (43,805)            --

  Withdrawals and surrenders                      (1,212,653)       (37,287)       (53,712)      (819,593)    (2,123,245)

TRANSFER OF INVESTMENT AND OPERATING
  RESULTS TO RELIASTAR LIFE                         (498,194)       (32,451)       (63,772)      (361,608)      (956,025)
                                                ------------   ------------   ------------   ------------   ------------

        NET INCREASE IN NET ASSETS                 1,176,777         21,818         48,034        591,816      1,838,445

NET ASSETS, BEGINNING OF YEAR                     15,600,968        414,175        685,741     10,180,999     26,881,883
                                                ------------   ------------   ------------   ------------   ------------

NET ASSETS, END OF YEAR                         $ 16,777,745   $    435,993   $    733,775   $ 10,772,815   $ 28,720,328
                                                ============   ============   ============   ============   ============


See accompanying notes to financial statements.

RELIASTAR UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I - NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000

(1) ORGANIZATION - ReliaStar United Services Variable Life Separate Account I ("Separate Account I") was established by ReliaStar Life Insurance Company ("ReliaStar Life"), previously ReliaStar United Services Life Insurance Company, in 1986 under the insurance laws of the Commonwealth of Virginia. ReliaStar Life is a wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). On September 1, 2000, ReliaStar was acquired by ING America Insurance Holdings, Inc., a subsidiary of ING Groep N.V. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by ReliaStar Life. The assets of Separate Account I and its sub-accounts are the property of ReliaStar Life. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business ReliaStar Life may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in ReliaStar Life's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  (a) USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
  (b) VALUATION OF INVESTMENTS - Investments in shares of the Series Fund are valued at the reported net asset value of the respective portfolios. The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2000, were:

                            Cost of Shares    Proceeds from
         Sub-account           Acquired        Shares Sold
        ------------        --------------    -------------
        Common Stock         $         --     $    557,369
        Money Market              101,257               --
        Bond                       54,426           31,551
        Asset Allocation          132,884          672,552
                             ------------     ------------
        Total                $    288,567     $  1,261,472

  (c) SECURITY TRANSACTIONS - Purchases and sales are recorded on the trade date.
  (d) FEDERAL INCOME TAXES - ReliaStar Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the sub-accounts are not separate entities from ReliaStar Life, and their operations form a part of ReliaStar Life, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to ReliaStar Life.
  (e) CHARGES DEDUCTED FROM PREMIUMS - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.
  (f) AMOUNTS PAYABLE TO RELIASTAR LIFES - The amounts payable to ReliaStar Life in each sub-account arises from the amount allocated from ReliaStar Life to facilitate commencement of operations.
  (g) DIVIDENDS - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.
  (h) TRANSFER OF INVESTMENT AND OPERATING RESULTS FROM (TO) RELIASTAR LIFE - The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to ReliaStar Life. When investment and operating results are insufficient to meet reserve requirements, ReliaStar Life transfers to the sub-accounts amounts sufficient to fund the deficiency. Also included in this transfer are cost of insurance charges totaling $951,217, $943,378 and $998,845 for all sub-accounts for the years ended December 31, 2000, 1999 and 1998, respectively.

(3) ADMINISTRATION AND RELATED PARTY TRANSACTIONS - A daily charge is made by ReliaStar Life against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed by ReliaStar Life is that the insured may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed by ReliaStar Life is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by ReliaStar Life.

Washington Square Securities, Inc., a direct wholly-owned ReliaStar subsidiary, acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I policies. ReliaStar Investment Research, Inc., previously known as Washington Square Advisers, Inc., also a direct wholly-owned ReliaStar subsidiary, serves as investment adviser to the Series Fund with respect to short-term and fixed maturity securities. Effective October 1, 1999, the sub-adviser changed from Pilgrim Baxter Value Investors, Inc. to Northstar Investment Management Corporation. Effective November 1, 1999 Northstar Investment Management Coporation changed its name to Pilgrim Advisors, Inc. Pilgrim Advisors, Inc. serves as investment sub-adviser to the Series Fund with respect to equity securities.

Certain officers and directors of ReliaStar and ReliaStar Life are also officers and directors of Washington Square Securities, Inc., the Series Fund and ReliaStar Investment Research, Inc.

                          INDEPENDENT AUDITORS' REPORT


To ReliaStar Life Insurance Company:

We have audited the accompanying individual and combined statements of assets and liabilities of ReliaStar United Services Variable Life Separate Account I as of December 31, 2000, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of ReliaStar Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets (consisting of the common stock, money market, bond and asset allocation portfolios) for the years ended December 31, 1999 and 1998 were audited by other auditors whose report dated February 11, 2000, expressed an unqualified opinion on those statements.

We have conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2000, by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the ReliaStar United Services Variable Life Separate Account I as of December 31, 2000, and the results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP

Minneapolis, Minnesota
February 9, 2001

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

PORTFOLIO MANAGEMENT: Mary Lisanti, Executive Vice President and Portfolio
Manager

GOALS: The USLICO Series Fund -- Stock Portfolio seeks intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

MARKET OVERVIEW: The year 2000 turned out to be almost a mirror image of the previous year for the equity markets, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In an environment that proved challenging to its preferred strategy of investing in high-growth, high-beta stocks, ING Pilgrim Investments, Inc. underperformed the benchmark, S&P 500 Index, which fell 9.11% in 2000. Over the course of the year, solid individual stock selection in the energy and utilities sectors could not make up for overweightings in the technology and telecommunications sectors, which deteriorated steadily after peaking in March. As the market became plagued with earnings shortfalls, downward revisions, and reduced visibility, the Portfolio began moving out of technology shares and into more "defensive" names, and we exited the year with significant weightings in investment themes such as "Re-Energizing America," "New Financial Structures," and the "Telecommunications Explosion."

PERFORMANCE: For the year ended December 31, 2000, the Portfolio, excluding any charges, declined 19.94% compared to the S&P 500 Index which declined 9.11% for the same period.

PORTFOLIO SPECIFICS AND MARKET OUTLOOK: The visibility and rate of earnings growth are particularly attractive in the energy and utility sectors, and we have also been selectively adding to telecommunications shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and, looking ahead, we would seek to get more aggressive in the technology and financial sectors once the Federal Reserve begins to lower rates in response to the sharp economic slowdown.


                              [PLOT POINTS GRAPH]

               USLICO SERIES FUND - STOCK PORTFOLIO    S&P 500 Index
               ------------------------------------    -------------
12/31/90                     $ 10,000                    $ 10,000
12/31/91                     $ 11,755                    $ 13,040
12/31/92                     $ 12,424                    $ 14,032
12/31/93                     $ 13,732                    $ 15,443
12/31/94                     $ 14,111                    $ 15,646
12/31/95                     $ 18,615                    $ 21,519
12/31/96                     $ 22,878                    $ 26,456
12/31/97                     $ 28,612                    $ 35,280
12/31/98                     $ 30,328                    $ 45,361
12/31/99                     $ 39,451                    $ 54,904
12/31/00                     $ 31,584                    $ 49,907


                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                            PERIODS ENDED DECEMBER 31, 2000
                                           -----------------------------------
                                           1 YEAR         5 YEAR       10 YEAR
                                           ------         ------       -------
USLICO Series Fund--Stock Portfolio        -19.94%        12.55%        15.03%
S&P 500 Index                               -9.11%        18.33%        17.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the USLICO Series Fund--Stock Portfolio against the S&P 500 Index. The Index is unmanaged and it has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


See accompanying index descriptions

                               USLICO SERIES FUND
                PORTFOLIO MANAGER'S REPORT FOR THE BOND PORTFOLIO

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

PORTFOLIO MANAGEMENT: Robert K. Kinsey, Vice President and Senior Portfolio Manager

GOALS: The USLICO Series Fund - Bond Portfolio seeks a high level of income consistent with prudent risk and the preservation of capital.

MARKET OVERVIEW: The investment grade bond market posted handsome returns in the year 2000. However, high yield bonds had a dismal year. In the fourth quarter, credit spreads were wider than at any time since the last recession. As the year closed, markets were clearly priced for multiple Federal Reserve easings in the face of a surprisingly slack economic environment.

PERFORMANCE: For the year ended December 31, 2000, the Portfolio, excluding any charges, returned 6.74% compared to the Lehman Brothers Aggregate Bond Index which returned 11.63% for the same period.


                              [PLOT POINTS GRAPH]

                   USLICO SERIES FUND -                LEHMAN BROTHERS
                     BOND PORTFOLIO                  AGGREGATE BOND INDEX
                     --------------                  --------------------
12/31/90                 $10,000                          $10,000
12/31/91                 $11,420                          $11,600
12/31/92                 $12,304                          $12,459
12/31/93                 $13,593                          $13,674
12/31/94                 $13,088                          $13,275
12/31/95                 $15,453                          $15,727
12/31/96                 $15,870                          $16,298
12/31/97                 $16,995                          $17,872
12/31/98                 $17,726                          $19,424
12/31/99                 $17,217                          $19,265
12/31/00                 $18,381                          $21,504


PORTFOLIO SPECIFICS AND MARKET OUTLOOK: ING Pilgrim Investments, Inc. assumed management of the Bond Portfolio in December of 2000. They plan to manage the portfolio in a manner similar to that of the Pilgrim Strategic Income Fund where consistent with their fiduciary responsibilities. They are optimistic that they will be able to migrate the portfolio's holdings to a more total return composition over the course of 2001.

                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                         PERIODS ENDED DECEMBER 31, 2000
                                         ---------------------------------
                                         1 YEAR       5 YEAR       10 YEAR
                                         ------       ------       -------
USLICO Series Fund--Bond Portfolio         6.74%        3.77%        6.52%
Lehman Brothers Aggregate Bond Index      11.63%        6.46%        7.96%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of USLICO Series Fund--Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Credit, interest rate and other risks that accompany debt instruments.


See accompanying index descriptions

                               USLICO SERIES FUND
         PORTFOLIO MANAGER'S REPORT FOR THE ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice President and Portfolio Manager; Robert K. Kinsey, Vice President & Senior Portfolio Manager

GOALS: The USLICO Series Fund -- Asset Allocation Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.

EQUITY MARKET OVERVIEW: The year 2000 turned out to be almost a mirror image of the previous year for the equity markets, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In an environment that proved challenging to its preferred strategy of investing in high-growth, high-beta stocks, ING Pilgrim Investments, Inc. underperformed the benchmark, S&P 500 Index, which fell 9.11% in 2000. Over the course of the year, solid individual stock selection in the energy and utilities sectors could not make up for overweightings in the technology and telecommunications sectors, which deteriorated steadily after peaking in March. As the market became plagued with earnings shortfalls, downward revisions, and reduced visibility, the Portfolio began moving out of technology shares and into more "defensive" names, and we exited the year with significant weightings in investment themes such as "Re-Energizing America," "New Financial Structures," and the "Telecommunications Explosion."

BOND MARKET OVERVIEW: The investment grade bond market posted handsome returns in the year 2000. However, high yield bonds had a dismal year. In the fourth quarter, credit spreads were wider than at any time since the last recession. As the year closed markets were clearly priced for multiple Federal Reserve easings in the face of a surprisingly slack economic environment.

PERFORMANCE: For the year ended December 31, 2000, the Portfolio, excluding any charges, declined 9.80% compared to the S&P 500 Index which declined 9.11% and the Lehman Brothers Aggregate Bond Index which returned 11.63% for the same period.

PORTFOLIO SPECIFICS AND MARKET OUTLOOK: The visibility and rate of earnings growth are particularly attractive in the energy and utility sectors, and we have also been selectively adding to telecommunications shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and, looking ahead, we would seek to get more aggressive in the technology and financial sectors once the Federal Reserve begins to lower rates in response to the sharp economic slowdown.

ING Pilgrim Investments, Inc. assumed management of the fixed income component in December of 2000. They plan to manage the holdings in a manner similar to that of the Pilgrim Strategic Income Fund where consistent with their fiduciary responsibilities. They are optimistic that they will be able to migrate the fixed income holdings to a more total return composition over the course of 2001.


                               [PLOT POINTS GRAPH]

             USLICO SERIES FUND -                           LEHMAN BROTHERS
          ASSET ALLOCATION PORTFOLIO    S&P 500 INDEX    AGGREGATE BOND INDEX
          --------------------------    -------------    --------------------
12/31/90          $10,000                  $10,000            $10,000
12/31/91          $11,468                  $13,040            $11,600
12/31/92          $12,325                  $14,032            $12,459
12/31/93          $13,659                  $15,443            $13,674
12/31/94          $13,478                  $15,646            $13,275
12/31/95          $16,867                  $21,519            $15,727
12/31/96          $18,966                  $26,456            $16,298
12/31/97          $22,118                  $35,280            $17,872
12/31/98          $23,337                  $45,361            $19,424
12/31/99          $26,860                  $54,904            $19,265
12/31/00          $24,268                  $49,907            $21,504


                                           AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                             PERIODS ENDED DECEMBER 31, 2000
                                             ---------------------------------
                                             1 YEAR       5 YEAR       10 YEAR
                                             ------       ------       -------
USLICO Series Fund--Asset
  Allocation Portfolio                        -9.80%        7.91%        10.44%
S&P 500 Index                                 -9.11%       18.33%        17.44%
Lehman Brothers Aggregate Bond Index          11.63%        6.46%         7.96%

                               USLICO SERIES FUND
   PORTFOLIO MANAGER'S REPORT FOR THE ASSET ALLOCATION PORTFOLIO (CONTINUED)

Based on a $10,000 initial investment, the graph and table illustrate the total return of the USLICO Series Fund--Asset Allocation Portfolio against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Credit, interest rate and other risks that accompany debt instruments.


See accompanying index descriptions

                               INDEX DESCRIPTIONS

--------------------------------------------------------------------------------

The S&P 500 INDEX is a widely recognized unmanaged index of 500 common stocks.

The LEHMAN BROTHERS/AGGREGATE BOND INDEX is an unmanaged index of fixed income securities.





                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                               USLICO SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                                                              MONEY                           ASSET
                                                            STOCK             MARKET         BOND           ALLOCATION
                                                          PORTFOLIO         PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                         ------------     ------------    ------------     ------------
ASSET
Cash                                                     $    312,206     $      8,701    $     89,340     $     67,255
Investments in securities at value (cost $25,524,408,
 $0, $2,887,038 and $15,392,554 respectively)              26,470,404               --       2,739,064       15,326,917
Short-term investments, at amortized cost                          --        6,327,439              --          192,000
Dividends receivable                                           10,131               --              --            3,347
Interest receivable                                             1,316               --          41,603           99,014
Investment Securities Sold                                    226,883               --              --           76,978
Receivable due from Affiliate                                      --            7,211          17,242               --
                                                         ------------     ------------    ------------     ------------
     TOTAL ASSETS                                          27,020,940        6,343,351       2,887,249       15,765,511
                                                         ------------     ------------    ------------     ------------
LIABILITIES
Payable for investment securities purchased                   433,397               --              --          134,788
Payable to affiliate                                           20,484               --              --            5,733
Accrued expenses                                               54,224           12,674           6,482           33,743
                                                         ------------     ------------    ------------     ------------
     TOTAL LIABILITIES                                        508,105           12,674           6,482          174,264
                                                         ------------     ------------    ------------     ------------
NET ASSETS                                               $ 26,512,835     $  6,330,677    $  2,880,767     $ 15,591,247
                                                         ============     ============    ============     ============
NET ASSET VALUE PER SHARE                                $      12.42     $       1.00    $       9.21     $      11.04
                                                         ============     ============    ============     ============
SHARES OUTSTANDING (UNLIMITED AUTHORIZED)                   2,134,907        6,330,677         312,873        1,412,230
                                                         ============     ============    ============     ============
NET ASSETS CONSIST OF:
Capital stock ($.001 par value)                          $      2,135     $      6,331    $        313     $      1,412
Additional paid-in capital                                 25,600,948        6,324,346       3,073,074       15,655,472
Accumulated undistributed net investment
 income                                                            --               --              --               --
Accumulated undistributed net realized gains (losses)
 from investment transactions                                 (36,244)              --         (44,646)              --
Net unrealized appreciation (depreciation) of
 investments                                                  945,996               --        (147,974)         (65,637)
                                                         ------------     ------------    ------------     ------------
     Net assets                                          $ 26,512,835     $  6,330,677    $  2,880,767     $ 15,591,247
                                                         ============     ============    ============     ============

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2000

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
COMMON STOCKS: 99.84%
                 APPAREL 0.90%
   7,400   @     Jones Apparel Group, Inc.                            $ 238,187
                                                                      ---------
                 BANKS 4.90%
   8,600         Bank of New York Co., Inc.                             474,613
   4,800         Fifth Third Bancorp                                    286,800
   6,303         JP Morgan Chase & Co.                                  286,392
   5,100         Mellon Financial Corp.                                 250,856
                                                                      ---------
                                                                      1,298,661
                                                                      ---------
                 BIOTECHNOLOGY 5.72%
   8,900   @     Arqule, Inc.                                           284,800
   5,600   @     Genentech, Inc.                                        456,400
   3,700   @     Genzyme Corp. -- General Division                      332,769
   1,100   @     Millennium Pharmaceuticals                              68,062
   4,300   @     Protein Design Labs, Inc.                              373,563
                                                                      ---------
                                                                      1,515,594
                                                                      ---------
                 CHEMICALS 0.47%
   3,400         Dow Chemical Co.                                       124,525
                                                                      ---------
                 COMMERCIAL SERVICES 0.80%
   4,800   @     Concord EFS, Inc.                                      210,900
                                                                      ---------
                 COMPUTERS 5.18%
   4,273   @     Affiliated Computer Services, Inc.                     259,318
   5,200   @     Brocade Communications System                          477,425
   5,300   @     Manhattan Associates, Inc.                             225,912
   4,700   @     Veritas Software Corp.                                 411,250
                                                                      ---------
                                                                      1,373,905
                                                                      ---------
                 COSMETICS/PERSONAL CARE 0.46%
   3,400         Gillette Co.                                           122,825
                                                                      ---------
                 DIVERSIFIED FINANCIAL SERVICES 1.40%
   3,000         Fannie Mae                                             260,250
   1,600         Freddie Mac                                            110,200
                                                                      ---------
                                                                        370,450
                                                                      ---------
                 ELECTRIC 5.31%
   2,900         Duke Energy Corp.                                      247,225
   4,400         Exelon Corp.                                           308,924
   7,600         NiSource, Inc.                                         233,700
   6,900         PPL Corp.                                              311,794
   7,100         Reliant Energy, Inc.                                   307,519
                                                                      ---------
                                                                      1,409,162
                                                                      ---------
                 ELECTRONICS 1.92%
   2,600         PerkinElmer, Inc.                                      273,000
   5,100   @     Sawtek, Inc.                                           235,556
                                                                      ---------
                                                                        508,556
                                                                      ---------

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
                 FOREST PRODUCTS & PAPER 1.06%
   5,000         Bowater, Inc.                                        $ 281,875
                                                                      ---------
                 HEALTHCARE-PRODUCTS 1.22%
   6,400         Stryker Corp.                                          323,776
                                                                      ---------
                 HEALTHCARE-SERVICES 7.82%
   8,500   @     Community Health Systems, Inc.                         297,500
  12,500   @     Healthsouth Corp.                                      203,906
   9,300   @     Manor Care, Inc.                                       191,813
  10,500   @     Oxford Health Plans                                    414,750
  11,500   @     Tenet Healthcare Corp.                                 511,031
   7,400         UnitedHealth Group, Inc.                               454,175
                                                                      ---------
                                                                      2,073,175
                                                                      ---------
                 INSURANCE 5.55%
   1,400         Everest Re Group, Ltd.                                 100,275
   3,400         Marsh & McLennan Cos.                                  397,800
   3,900         Progressive Corp. -- Ohio                              404,138
   4,300         The PMI Group, Inc.                                    291,056
   3,200         XL Capital, Ltd.                                       279,600
                                                                      ---------
                                                                      1,472,869
                                                                      ---------
                 INTERNET 0.81%
   6,200   @     America Online, Inc.                                   215,760
                                                                      ---------
                 LEISURE TIME 0.94%
   8,100         Carnival Corp.                                         249,581
                                                                      ---------
                 MACHINERY -- DIVERSIFIED 1.32%
   2,000   @     Brooks Automation, Inc.                                 56,125
   6,400         Deere & Co.                                            293,200
                                                                      ---------
                                                                        349,325
                                                                      ---------
                 MEDIA 4.50%
   3,800   @     Cablevision Systems Corp.                              322,763
  15,100   @     Charter Communications, Inc.                           342,581
   3,800   @     Clear Channel Communications                           184,062
   5,700   @     Comcast Corp.                                          237,975
   4,100   @     Hispanic Broadcasting Corp.                            104,550
                                                                      ---------
                                                                      1,191,931
                                                                      ---------
                 MISCELLANEOUS MANUFACTURING 0.86%
   1,900         Minnesota Mining & Manufacturing Co.                   228,950
                                                                      ---------
                 OIL & GAS PRODUCERS 2.94%
   2,100         Exxon Mobil Corp.                                      182,569
   8,000   @     R & B Falcon Corp.                                     183,500
   9,700   @     Spinnaker Exploration Co.                              412,250
                                                                      ---------
                                                                        778,319
                                                                      ---------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2000 (CONTINUED)

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
                   OIL & GAS SERVICES 4.06%
   8,500           Baker Hughes, Inc.                                $  353,281
   5,500     @     BJ Services Co.                                      378,813
   5,200     @     Cooper Cameron Corp.                                 343,525
                                                                     ----------
                                                                      1,075,619
                                                                     ----------
                   PHARMACEUTICALS 8.18%
   6,800           Bristol-Myers Squibb Co.                             502,775
   3,000           Cardinal Health, Inc.                                298,875
   4,600     @     COR Therapeutics, Inc.                               161,862
   2,800           Eli Lilly & Co.                                      260,575
   2,500     @     Gilead Sciences, Inc.                                207,344
   4,900           Merck & Co., Inc.                                    458,763
   3,900     @     Vertex Pharmaceuticals, Inc.                         278,850
                                                                     ----------
                                                                      2,169,044
                                                                     ----------
                   PIPELINES 2.78%
   6,600           EL Paso Energy Corp.                                 472,725
   6,600           Williams Cos., Inc.                                  263,588
                                                                     ----------
                                                                        736,313
                                                                     ----------
                   RETAIL 5.48%
   7,300     @     Abercrombie & Fitch Co.                              146,000
   6,200     @     American Eagle Outfitters                            261,950
  14,592           Gap, Inc.                                            372,096
   9,700     @     Men's Wearhouse, Inc.                                264,325
   5,800     @     Starbucks Corp.                                      256,650
   5,500           TJX Cos., Inc.                                       152,625
                                                                     ----------
                                                                      1,453,646
                                                                     ----------
                   SEMICONDUCTORS 4.99%
   2,500     @     Alpha Industries                                      92,500
   1,900     @     Applied Micro Circuits Corp.                         142,589
   1,700     @     Cirrus Logic, Inc.                                    31,875
   3,700     @     Micron Technology, Inc.                              131,350
   3,600     @     Novellus Systems, Inc.                               129,375
   3,900     @     Qlogic Corp.                                         300,300
   5,900     @     Triquint Semiconductor, Inc.                         257,756
   4,300     @     Vitesse Semiconductor Corp.                          237,844
                                                                     ----------
                                                                      1,323,589
                                                                     ----------
                   SOFTWARE 8.11%
   3,700     @     Acxiom Corp.                                         144,069
   4,100           Adobe Systems, Inc.                                  238,569
   7,600     @     BEA Systems, Inc.                                    511,575
   4,500     @     Cerner Corp.                                         208,125
  11,600     @     Citrix Systems, Inc.                                 261,000
   3,900     @     Documentum, Inc.                                     193,781
   7,800     @     Manugistics Group, Inc.                              444,600
   7,500     @     Peregrine Systems, Inc.                              148,125
                                                                     ----------
                                                                      2,149,844
                                                                     ----------

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
                   TELECOMMUNICATIONS 12.16%
   9,200     @     Aeroflex, Inc.                                    $  265,219
   1,700     @     CIENA Corp.                                          138,337
   3,000     @     Comverse Technology, Inc.                            325,875
   3,600     @     Emulex Corp.                                         287,775
   2,600     @     Juniper Networks, Inc.                               327,762
   8,700     @     McLeodUSA, Inc.                                      122,887
   1,700           Newport Corp.                                        133,636
   7,900    @@     Nokia OYJ ADR                                        343,650
   6,800    @@     Nortel Networks Corp.                                218,025
   5,700     @     Powerwave Technologies, Inc.                         333,450
   5,300     @     Qualcomm, Inc.                                       435,594
   4,600     @     Time Warner Telecom, Inc.                            291,813
                                                                     ----------
                                                                      3,224,023
                                                                     ----------
                   Total Common Stocks
                     (Cost $25,524,408)                              26,470,404
                                                                     ----------
                   Total Long Term Investments
                     (Cost $25,524,408)                              26,470,404
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $25,524,408)*                                  99.84%       $26,470,404
OTHER ASSETS AND LIABILITIES-NET                        0.16%            42,431
                                                      ------        -----------
NET ASSETS                                            100.00%       $26,512,835
                                                      ======        ===========

@    Non-income producing security
@@   Foreign issuer
ADR  American Depository Receipt
*    Cost for federal income tax purposes is $26,198,078.
     Net unrealized appreciation consists of:
     Gross Unrealized Appreciation                                  $ 2,495,955
     Gross Unrealized Depreciation                                   (2,223,629)
                                                                    -----------
     Net Unrealized Appreciation                                    $   272,326
                                                                    ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2000

  PRINCIPAL                                                             MARKET
   AMOUNT              SECURITY                                          VALUE
   ------              --------                                          -----
COMMERCIAL PAPER: 95.28%
$ 250,000  Allmerica Financial Corp., 6.45%, due 2/16/01             $  247,940
  200,000  Banc One Corp., 6.57%, due 1/10/01                           199,671
  100,000  Becton Dickinson + Co., 6.50%, due 1/24/01                    99,582
  150,000  Cooperation Association Tractor Dealers,
             6.67%, due 1/19/01                                         149,500
  200,000  Walt Disney Co., 6.53%, due 1/17/01                          199,420
  100,000  Eastman Kodak Co., 6.54%, due 1/18/01                         99,691
  250,000  General Electric Capital Corp., 6.50%, due 1/24/01           248,962
  100,000  General Motors Acceptance Corp., 6.62%, due 1/23/01           99,595
  270,000  Grainger W W, Inc., 6.50%, due 1/19/01                       269,122
  125,000  Great West Life + Annuity Insurance,
             6.55%, due 1/18/01                                         124,613
  250,000  Hershey Foods Corp., 6.55%, due 1/05/01                      249,818
  300,000  Illinois Tool Works, Inc., 6.42%, due 1/30/01                298,449
  277,000  Knight Ridder, Inc., 6.57%, due 1/11/01                      276,494
  250,000  Madison Gas and Electric Co., 6.55%, due 1/10/01             249,591
  250,000  McGraw Hill, Inc., 6.50%, due 1/16/01                        249,323
  300,000  Merck + Co., Inc., 6.51%, due 1/22/01                        298,861
  264,000  Merrill Lynch + Co., Inc., 6.50%, due 2/07/01                262,236
  200,000  Mid States Corp. Federal Credit Union, 6.62%, due 1/11/01    199,632
  257,000  Mototola Credit Corp., 6.22%, due 3/23/01                    253,403
  125,000  National Rural Utilities Cooperation Financial,
             6.42%, due 2/26/01                                         123,752
  270,000  New Jersey Natural Gas Co., 6.58%, due 1/05/01               269,803
  118,000  Nike, Inc., 6.50%, due 1/31/01                               117,361
  250,000  Paccar Financial Corp., 6.47%, due 2/20/01                   247,753
  250,000  Pitney Bowes Credit Corp., 6.47%, due 1/19/01                249,191
  100,000  Prudential Funding Corp., 6.60%, due 1/16/01                  99,725
  200,000  System Capital Financial Corp., 6.61%, due 1/11/01           199,633
  250,000  USAA Capital Corp., 6.50%, due 1/08/01                       249,684

  PRINCIPAL                                                             MARKET
   AMOUNT              SECURITY                                          VALUE
   ------              --------                                          -----
  200,000  Verizon Network, 6.63%, due 1/09/01                       $  199,705
  200,000  Washington Gas & Light Co., 6.55%, due 1/12/01               199,600
                                                                     ----------
           Total Commercial Paper (cost $6,032,110)                   6,032,110
                                                                     ----------

U.S. TREASURY OBLIGATIONS: 4.67%

 $300,000  United States Treasury Bills, 5.55%,
             due 4/12/01                                             $  295,329
                                                                     ----------
           Total U.S. Treasury Obligations                              295,329
             (cost $295,329)                                         ----------

TOTAL INVESTMENTS IN SECURITIES
  (COST $6,327,439)                                       99.95%     $6,327,439
OTHER ASSETS AND LIABILITIES-NET                           0.05%          3,238
                                                         ------      ----------
NET ASSETS                                               100.00%     $6,330,677
                                                         ======      ==========


                                                                   PERCENTAGE OF
     INDUSTRY                                                        NET ASSETS
     --------                                                        ----------
Athletic Footwear                                                       1.85%
Diversified Financial Services                                          9.04%
Diversified Manufacturing                                               4.71%
Diversified Operations                                                  3.94%
Electric -- Integrated                                                  3.94%
Finance -- Auto Loans                                                   5.49%
Finance -- Investment Banker/Broker                                     4.14%
Finance -- Leasing Company                                              3.94%
Finance -- Other Services                                               4.00%
Food -- Confectionery                                                   3.95%
Gas -- Distribution                                                     7.42%
Government                                                              4.67%
Life/Health Insurance                                                   1.97%
Machinery -- Electrical                                                 4.25%
Medical -- Drugs                                                        4.72%
Medical Products                                                        1.57%
Multi-Line Insurance                                                    3.92%
Multimedia                                                              7.09%
Photo Equipment & Supplies                                              1.58%
Publishing -- Newspapers                                                4.37%
S&L/Thrifts -- Central US                                               3.15%
S&L/Thrifts -- Western US                                               3.15%
Special Purpose Entity                                                  7.09%
Other Assets and Liabilities, Net                                       0.05%
                                                                      ------
                                                                      100.00%
                                                                      ======

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2000

  PRINCIPAL                                                             MARKET
   AMOUNT                                                                VALUE
   ------                                                                -----
CORPORATE BONDS: 42.24%
                    Banks: 3.39%
 $100,000    @@     Abbey National PLC, 7.350%, due
                      10/29/2049                                      $  97,748
                                                                      ---------
                    BUILDING MATERIALS: 3.45%
  100,000    @@     Nexfor, Inc., 6.875%, due
                      11/15/2005                                         99,356
                                                                      ---------
                    COMMERCIAL SERVICES: 3.26%
  150,000     #     Protection One Alarm Monitoring,
                      7.375%, due 08/15/2005                             93,750
                                                                      ---------
                    DIVERSIFIED FINANCIAL SERVICES: 6.29%
  100,000     #     BancTec, Inc., 7.500%,
                      due 06/01/2008                                     25,500
  145,000           LaBranche & Co., Inc., 9.50%,
                      due 08/15/ 2004                                   151,257
  150,000           MacSaver Financial Services,
                      7.40%, due 02/15/2002                               4,500
                                                                      ---------
                                                                        181,257
                                                                      ---------
                    ENVIRONMENTAL CONTROL: 5.17%
  150,000           Waste Management, Inc., 6.000%,
                      due 05/15/2001                                    149,059
                                                                      ---------
                    HOME BUILDERS: 3.55%
  100,000           Pulte Corp., 9.50%, due
                      04/01/2003                                        102,127
                                                                      ---------
                    MINING: 3.44%
  100,000    @@     BHP Finance USA, Ltd., 6.420%,
                      due 03/01/2026                                     98,988
                                                                      ---------
                    REAL ESTATE: 3.45%
  100,000           Regency Centers, LP, 7.125%, due
                      07/15/2005                                         99,326
                                                                      ---------
                    REITS: 10.24%
  100,000           American Health Properties,
                      7.050%, due 01/15/2002                             98,912
  100,000           Franchise Finance Corp. Of
                      America, 8.250%, due 10/30/2003                   101,874
  100,000           Trinet Corporate Realty TR,
                      6.750%, due 03/01/2003                             94,328
                                                                      ---------
                                                                        295,114
                                                                      ---------
                    Total Corporate Bonds
                      (Cost $1,496,276)                               1,216,725
                                                                      ---------

  PRINCIPAL                                                             MARKET
   AMOUNT                                                                VALUE
   ------                                                                -----
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO): 3.47%
                    MORTGAGE -- RESIDENTIAL: 3.47%
 $100,000           Amresco Residential Securities
                      Mortgage Loan Trust, 6.298%,
                      due 01/25/2028                                  $ 100,058
                                                                      ---------
                    Total CMO's (Cost $100,000)                         100,058
                                                                      ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.67%
                    FEDERAL HOME LOAN MORTGAGE
                      CORPORATION: 1.95%
   54,423           6.801%, due 12/01/2026                               56,098
                                                                      ---------
                    FEDERAL NATIONAL MORTGAGE
                      ASSOCIATION: 1.09%
   21,481     +     6.931%, due 07/01/2027                               21,800
    9,250     +     7.503%, due 07/01/2027                                9,493
                                                                      ---------
                                                                         31,293
                                                                      ---------
                    GOVERNMENT NATIONAL MORTGAGE
                      ASSOCIATION: 0.63%
   17,554     +     9.000%, due 03/15/2021                               18,317
                                                                      ---------
                    Total U.S. Government Agency
                      Obligations (Cost $104,003)                       105,708
                                                                      ---------
U.S. TREASURY OBLIGATIONS: 45.70%
  325,000           U.S. Treasury Note, 6.375%,
                      due 03/31/2001                                    325,201
  790,000     @     U.S. Treasury Strip, 0.000%,
                      due 02/15/2005                                    642,136
1,090,000     @     U.S. Treasury Strip, 0.000%,
                      due 02/15/2021                                    349,236
                                                                      ---------
                                                                      1,316,573
                                                                      ---------
                    Total U.S. Treasury Obligations
                      (Cost $1,186,759)                               1,316,573
                                                                      ---------
                    Total Long Term Investments
                      (Cost $2,887,038)                               2,739,064
                                                                      ---------

TOTAL INVESTMENTS IN SECURITIES
  (COST $2,887,038)*                                    95.08%      $ 2,739,064
OTHER ASSETS AND LIABILITIES-NET                         4.92%          141,703
                                                       ------       -----------
NET ASSETS                                             100.00%      $ 2,880,767
                                                       ======       ===========

@    Non-income producing security
@@   Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
+    Illiquid security due to size being below the DTC delivery minimums.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:
Gross Unrealized Appreciation                                       $   141,262
Gross Unrealized Depreciation                                          (289,236)
                                                                    -----------
Net Unrealized Depreciation                                         $  (147,974)
                                                                    ===========

                See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2000

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
COMMON STOCKS: 55.62%
                APPAREL: 0.50%
  2,400   @     Jones Apparel Group, Inc.                              $ 77,250
                                                                       --------
                BANKS: 2.75%
  2,900         Bank of New York Co., Inc.                              160,044
  1,600         Fifth Third Bancorp                                      95,600
  2,066         JP Morgan Chase & Co.                                    93,874
  1,600         Mellon Financial Corp.                                   78,700
                                                                       --------
                                                                        428,218
                                                                       --------
                BIOTECHNOLOGY: 3.22%
  2,900   @     Arqule, Inc.                                             92,800
  1,900   @     Genentech, Inc.                                         154,850
  1,200   @     Genzyme Corp. -- General Division                       107,925
    400   @     Millennium Pharmaceuticals                               24,750
  1,400   @     Protein Design Labs, Inc.                               121,625
                                                                       --------
                                                                        501,950
                                                                       --------
                CHEMICALS: 0.26%
  1,100         Dow Chemical Co.                                         40,287
                                                                       --------
                COMMERCIAL SERVICES: 0.45%
  1,600   @     Concord EFS, Inc.                                        70,300
                                                                       --------
                COMPUTERS: 2.89%
  1,340   @     Affiliated Computer Services, Inc.                       81,321
  1,800   @     Brocade Communications System                           165,263
  1,700   @     Manhattan Associates, Inc.                               72,462
  1,500   @     Veritas Software Corp.                                  131,250
                                                                       --------
                                                                        450,296
                                                                       --------
                COSMETICS/PERSONAL CARE: 0.25%
  1,100         Gillette Co.                                             39,737
                                                                       --------
                DIVERSIFIED FINANCIAL SERVICES: 0.78%
  1,000         Fannie Mae                                               86,750
    500         Freddie Mac                                              34,438
                                                                       --------
                                                                        121,188
                                                                       --------
                ELECTRIC: 2.97%
    900         Duke Energy Corp.                                        76,725
  1,500         Exelon Corp.                                            105,315
  2,500         NiSource, Inc.                                           76,875
  2,300         PPL Corp.                                               103,931
  2,300         Reliant Energy, Inc.                                     99,619
                                                                       --------
                                                                        462,465
                                                                       --------
                ELECTRONICS: 1.04%
    800         PerkinElmer, Inc.                                        84,000
  1,700   @     Sawtek, Inc.                                             78,519
                                                                       --------
                                                                        162,519
                                                                       --------

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
                FOREST PRODUCTS & PAPER: 0.61%
  1,700         Bowater, Inc.                                          $ 95,837
                                                                       --------
                HEALTHCARE-PRODUCTS: 0.68%
  2,100         Stryker Corp.                                           106,239
                                                                       --------
                HEALTHCARE-SERVICES: 4.36%
  2,700   @     Community Health Systems, Inc.                           94,500
  4,100   @     Healthsouth Corp.                                        66,881
  3,100   @     Manor Care, Inc.                                         63,938
  3,500   @     Oxford Health Plans                                     138,250
  3,800   @     Tenet Healthcare Corp.                                  168,862
  2,400         UnitedHealth Group, Inc.                                147,300
                                                                       --------
                                                                        679,731
                                                                       --------
                INSURANCE: 3.04%
    400         Everest Re Group, Ltd.                                   28,650
  1,100         Marsh & McLennan Cos.                                   128,700
  1,400         PMI Group, Inc.                                          94,762
  1,300         Progressive Corp-Ohio                                   134,713
  1,000         XL Capital, Ltd.                                         87,375
                                                                       --------
                                                                        474,200
                                                                       --------
                INTERNET: 0.45%
  2,000   @     America Online, Inc.                                     69,600
                                                                       --------
                LEISURE TIME: 0.53%
  2,700         Carnival Corp.                                           83,194
                                                                       --------
                MACHINERY -- DIVERSIFIED: 0.73%
    600   @     Brooks Automation, Inc.                                  16,838
  2,100         Deere & Co.                                              96,206
                                                                       --------
                                                                        113,044
                                                                       --------
                MEDIA: 2.46%
  1,200   @     Cablevision Systems Corp.                               101,925
  4,900   @     Charter Communications, Inc.                            111,169
  1,200   @     Clear Channel Communications                             58,125
  1,900   @     Comcast Corp.                                            79,325
  1,300   @     Hispanic Broadcasting Corp.                              33,150
                                                                       --------
                                                                        383,694
                                                                       --------
                MISCELLANEOUS MANUFACTURING: 0.46%
    600         Minnesota Mining & Manufacturing Co.                     72,300
                                                                       --------
                OIL & GAS PRODUCERS: 1.63%
    700         Exxon Mobil Corp.                                        60,856
  2,700   @     R & B Falcon Corp.                                       61,931
  3,100   @     Spinnaker Exploration Co.                               131,750
                                                                       --------
                                                                        254,537
                                                                       --------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2000 (CONTINUED)

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
                  OIL & GAS SERVICES: 2.19%
  2,700           Baker Hughes, Inc.                                 $  112,219
  1,800     @     BJ Services Co.                                       123,975
  1,600     @     Cooper Cameron Corp.                                  105,700
                                                                     ----------
                                                                        341,894
                                                                     ----------
                  PHARMACEUTICALS: 4.60%
  2,200           Bristol-Myers Squibb Co.                              162,663
  1,000           Cardinal Health, Inc.                                  99,625
  1,500     @     COR Therapeutics, Inc.                                 52,781
  1,000           Eli Lilly & Co.                                        93,062
    800     @     Gilead Sciences, Inc.                                  66,350
  1,600           Merck & Co., Inc.                                     149,800
  1,300     @     Vertex Pharmaceuticals, Inc.                           92,950
                                                                     ----------
                                                                        717,231
                                                                     ----------
                  PIPELINES: 1.55%
  2,200           EL Paso Energy Corp.                                  157,575
  2,100           Williams Cos., Inc.                                    83,869
                                                                     ----------
                                                                        241,444
                                                                     ----------
                  RETAIL: 3.07%
  2,400     @     Abercrombie & Fitch Co.                                48,000
  2,100     @     American Eagle Outfitters                              88,725
  4,750           Gap, Inc.                                             121,125
  3,200     @     Men's Wearhouse, Inc.                                  87,200
  1,900     @     Starbucks Corp.                                        84,075
  1,800           TJX Companies, Inc.                                    49,950
                                                                     ----------
                                                                        479,075
                                                                     ----------
                  SEMICONDUCTORS: 2.77%
    800     @     Alpha Industries                                       29,600
    600     @     Applied Micro Circuits Corp.                           45,028
    600     @     Cirrus Logic, Inc.                                     11,250
  1,200     @     Micron Technology, Inc.                                42,600
  1,200     @     Novellus Systems, Inc.                                 43,125
  1,300     @     Qlogic Corp.                                          100,100
  1,900     @     Triquint Semiconductor, Inc.                           83,006
  1,400     @     Vitesse Semiconductor Corp.                            77,438
                                                                     ----------
                                                                        432,147
                                                                     ----------
                  SOFTWARE: 4.57%
  1,300     @     Acxiom Corp.                                           50,619
  1,300           Adobe Systems, Inc.                                    75,644
  2,500     @     BEA Systems, Inc.                                     168,281
  1,500     @     Cerner Corp.                                           69,375
  3,900     @     Citrix Systems, Inc.                                   87,750
  1,300     @     Documentum, Inc.                                       64,594
  2,600     @     Manugistics Group, Inc.                               148,200
  2,400     @     Peregrine Systems, Inc.                                47,400
                                                                     ----------
                                                                        711,863
                                                                     ----------

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                                -----
                  TELECOMMUNICATIONS: 6.81%
  3,000     @     Aeroflex, Inc.                                     $   86,484
    600     @     CIENA Corp.                                            48,825
  1,000     @     Comverse Technology, Inc.                             108,625
  1,100     @     Emulex Corp.                                           87,931
    900     @     Juniper Networks, Inc.                                113,456
  2,800     @     McLeod USA, Inc.                                       39,550
    600           Newport Corp.                                          47,166
  2,600    @@     Nokia OYJ ADR                                         113,100
  2,200    @@     Nortel Networks Corp.                                  70,538
  1,900     @     Powerwave Technologies, Inc.                          111,150
  1,700     @     Qualcomm, Inc.                                        139,719
      1     @     Qwest Communications Int'l                                 41
  1,500     @     Time Warner Telecom, Inc.                              95,156
                                                                     ----------
                                                                      1,061,741
                                                                     ----------
                  Total Common Stocks
                    (Cost $8,377,027)                                 8,671,981
                                                                     ----------

 PRINCIPAL                                                              MARKET
   AMOUNT                                                                VALUE
   ------                                                                -----
CORPORATE BONDS: 16.79%
                   BANKS: 0.63%
 $100,000    @@    Abbey National PLC, 7.350%,
                     due 10/29/2049                                    $ 97,748
                                                                       --------
                   BUILDING MATERIALS: 0.64%
  100,000    @@    Nexfor, Inc., 6.875%, due
                     11/15/2005                                          99,356
                                                                       --------
                   COMMERCIAL SERVICES: 1.40%
  350,000     #    Protection One Alarm Monitoring,
                     7.375%, due 08/15/2005                             218,750
                                                                       --------
                   DIVERSIFIED FINANCIAL SERVICES: 3.02%
  350,000     #    BancTec, Inc., 7.500%, due
                     06/01/2008                                          89,250
  355,000          LaBranche & Co., Inc., 9.500%,
                     due 08/15/2004                                     370,319
  350,000          MacSaver Financial Services,
                     7.400%, due 02/15/2002                              10,500
                                                                       --------
                                                                        470,069
                                                                       --------
                   ENVIRONMENTAL CONTROL: 1.91%
  300,000          Waste Management, Inc., 6.000%,
                     due 05/15/2001                                     298,119
                                                                       --------
                   HOME BUILDERS: 1.31%
  200,000          Pulte Corp., 9.500%, due
                     04/01/2003                                         204,254
                                                                       --------
                   MINING: 0.63%
  100,000    @@    BHP Finance USA, Ltd., 6.420%,
                     due 03/01/2026                                      98,988
                                                                       --------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                       AS OF DECEMBER 31, 2000 (CONTINUED)

  PRINCIPAL                                                              MARKET
   AMOUNT                                                                VALUE
   ------                                                                -----
                    REAL ESTATE: 1.91%
 $300,000           Regency Centers, LP, 7.125%, due
                      07/15/2005                                     $  297,978
                                                                     ----------
                    REITS: 4.70%
  200,000           American Health Properties,
                      7.050%, due 01/15/2002                            197,824
  200,000           Franchise Finance Corp. of America,
                      8.250%, due 10/30/2003                            203,748
  350,000           Trinet Corporate Realty TR,
                      6.750%, due 03/01/2003                            330,148
                                                                     ----------
                                                                        731,720
                                                                     ----------
                    TRANSPORTATION: 0.64%
  100,000    @@     Canadian Pacific, Ltd., 6.875%,
                      due 04/15/2003                                    100,078
                                                                     ----------
                    Total Corporate Bonds
                      (Cost $3,346,660)                               2,617,060
                                                                     ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO): 1.93%
                    MORTGAGE -- COMMERCIAL: 0.64%
  100,000           Nomura Depositor Trust, 6.178%,
                      due 01/15/2003                                    100,125
                                                                     ----------
                    MORTGAGE -- RESIDENTIAL: 1.29%
  200,000           Amresco Residential Securities
                      Mortgage Loan Trust, 6.298%,
                      due 01/25/2028                                    200,116
                                                                     ----------
                    Total CMO's (Cost $300,000)                         300,241
                                                                     ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.67%
                    Federal Home Loan Mortgage
                      Corporation: 0.96%
  142,337           6.801%, due12/01/2026                               146,716
    2,857           9.000%, due 10/01/2019                                2,961
                                                                     ----------
                                                                        149,677
                                                                     ----------
                    FEDERAL NATIONAL MORTGAGE
                      ASSOCIATION: 0.67%
   57,140           6.000%, due 07/01/2027                               57,989
   46,248           6.970%, due 07/01/2027                               47,463
                                                                     ----------
                                                                        105,452
                                                                     ----------
                    GOVERNMENT NATIONAL MORTGAGE
                      ASSOCIATION: 0.04%
    5,287           10.000%, due 02/15/2016                               5,560
                                                                     ----------
                    Total U.S. Government Agency
                      Obligations (Cost $257,750)                       260,689
                                                                     ----------

U.S. TREASURY OBLIGATIONS: 22.30%

  PRINCIPAL                                                              MARKET
   AMOUNT                                                                VALUE
   ------                                                                -----
 $900,000           U.S. Treasury Note, 6.375%, due
                      03/31/2001                                     $  900,558
1,995,000     @     U.S. Treasury Strip, 0.000%, due
                      02/15/2005                                      1,621,596
2,980,000     @     U.S. Treasury Strip, 0.000%, due
                      02/15/2021                                        954,792
                                                                     ----------
                                                                      3,476,946
                                                                     ----------
                    Total U.S. Treasury Obligations
                      (Cost $3,111,117)                               3,476,946
                                                                     ----------
                    Total Long Term Investments
                      (Cost $15,392,554)                             15,326,917
                                                                     ----------
SHORT-TERM INVESTMENTS: 1.23%
                    REPURCHASE AGREEMENTS: 1.23%
  192,000           State Street Repurchase Agreement,
                      5.750% due 01/02/2001 (Col-
                      lateralized by $192,000 U.S. Trea-
                      sury Bonds, 13.25% Market Value
                      $1,722,500 , Due 05/15/14)                        192,000
                                                                     ----------
                    Total Short-Term Investments (Cost
                      $192,000)                                         192,000
                                                                     ----------

TOTAL INVESTMENTS IN SECURITIES
  (COST $15,584,554)*                                   99.54%     $ 15,518,917
OTHER ASSETS AND LIABILITIES-NET                         0.46%           72,330
                                                       ------      ------------
NET ASSETS                                             100.00%     $ 15,591,247
                                                       ======      ============

@    Non-income producing security
@@   Foreign issuer
ADR  American Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
* Cost for federal income tax purposes is $15,816,405 Net unrealized depreciation consists of:
Gross Unrealized Appreciation                                      $  1,202,541
Gross Unrealized Depreciation                                        (1,500,029)
                                                                   ------------
Net Unrealized Depreciation                                        $   (297,488)
                                                                   ============

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                        MONEY                          ASSET
                                                       STOCK           MARKET           BOND         ALLOCATION
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                   ------------     ------------    ------------     ------------
INVESTMENT INCOME
   Dividends, (net of foreign dividend reclaims
     of $758, $0, $0 and $249, respectively)       $    146,022     $         --    $         --     $     48,010
   Interest                                              25,172          394,044         147,902          372,479
                                                   ------------     ------------    ------------     ------------
     Total investment income                            171,194          394,044         147,902          420,489
                                                   ------------     ------------    ------------     ------------
EXPENSES:
   Management fee                                       166,612           31,012          14,220           89,822
   Custody fee                                           45,962           18,469          23,211           44,655
   Administrative fee                                    36,669            6,822           3,128           19,762
   Professional fees                                     23,435           15,498           6,460           34,926
   Printing fee                                          12,698            5,513           2,198           12,897
   Miscellaneous fee                                      2,933            3,935           1,935            7,867
   Directors fee                                          2,329            1,786             831            2,588
                                                   ------------     ------------    ------------     ------------
     Subtotal                                           290,638           83,035          51,983          212,517
                                                   ------------     ------------    ------------     ------------
   Less expenses waived and/or reimbursed
     by affiliates                                       83,272           27,218          26,388           50,827
                                                   ------------     ------------    ------------     ------------
     Total expenses                                     207,366           55,817          25,595          161,690
                                                   ------------     ------------    ------------     ------------
Net investment income (loss)                            (36,172)         338,227         122,307          258,799
                                                   ------------     ------------    ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses) on investments              901,580               --         (32,403)         311,690
Net change in unrealized gains (losses) on
 investments                                         (7,414,082)              --          97,003       (2,228,478)
                                                   ------------     ------------    ------------     ------------
Net gains (losses) on investments                    (6,512,502)              --          64,600       (1,916,788)
                                                   ------------     ------------    ------------     ------------
   Net increase (decrease) in net assets from
     operations                                    $ (6,548,674)    $    338,227    $    186,907     $ (1,657,989)
                                                   ============     ============    ============     ============


See accompanying notes to financial statements.

                               USLICO SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                          MONEY                            ASSET
                                                         STOCK            MARKET           BOND          ALLOCATION
                                                       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
FROM OPERATIONS:
  Net investment income (loss)                       $    (36,172)    $    338,227     $    122,307     $    258,799
  Net realized gain (loss) on investments                 901,580               --          (32,403)         311,690
  Net change in unrealized gains (losses) on
   investments                                         (7,414,082)              --           97,003       (2,228,478)
                                                     ------------     ------------     ------------     ------------
  Net increase (decrease) in net assets resulting
   from operations                                     (6,548,674)         338,227          186,907       (1,657,989)
                                                     ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        --         (338,227)        (122,988)        (260,248)
  Net realized gains on investments                      (901,579)              --               --         (320,095)

CAPITAL SHARE TRANSACTIONS                               (529,811)         272,960           51,712         (350,153)
                                                     ------------     ------------     ------------     ------------
  Net increase (decrease) in net assets                (7,980,064)         272,960          115,631       (2,588,485)
NET ASSETS, BEGINNING OF YEAR                          34,492,899        6,057,717        2,765,136       18,179,732
                                                     ------------     ------------     ------------     ------------
NET ASSETS, END OF YEAR                              $ 26,512,835     $  6,330,677     $  2,880,767     $ 15,591,247
                                                     ============     ============     ============     ============

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                          MONEY                            ASSET
                                                         STOCK            MARKET           BOND          ALLOCATION
                                                       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
FROM OPERATIONS:
  Net investment income                              $    241,579     $    258,171     $    137,048     $    426,566
  Net realized gain (loss) on investments               2,828,418               --          (12,243)         955,870
  Net change in unrealized gains (losses) on
   investments                                          5,038,448               --         (208,974)       1,068,903
                                                     ------------     ------------     ------------     ------------
  Net increase (decrease) in net assets resulting
   from operations                                      8,108,445          258,171          (84,169)       2,451,339
                                                     ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (261,263)        (258,171)        (138,387)        (432,101)
  Net realized gains on investments                    (3,026,352)              --               --         (992,240)

CAPITAL SHARE TRANSACTIONS                              1,898,052           93,990          155,810          817,365
                                                     ------------     ------------     ------------     ------------
  Net increase (decrease) in net assets                 6,718,882           93,990          (66,746)       1,844,363
NET ASSETS, BEGINNING OF YEAR                          27,774,017        5,963,727        2,831,882       16,335,368
                                                     ------------     ------------     ------------     ------------
NET ASSETS, END OF YEAR                              $ 34,492,899     $  6,057,717     $  2,765,136     $ 18,179,732
                                                     ============     ============     ============     ============

                               USLICO SERIES FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEAR ENDED DECEMBER 31, 2000 (CONTINUED)

SUMMARY OF CAPITAL SHARE TRANSACTIONS:

                                                                       MONEY                             ASSET
                                                      STOCK            MARKET           BOND           ALLOCATION
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   ------------     ------------     ------------     ------------
DOLLARS
  Shares sold                                      $         --     $     50,536     $         --     $         --
  Shares issued as reinvestments of dividends           901,579          338,227          122,988          580,343
  Shares redeemed                                    (1,431,390)        (115,803)         (71,276)        (930,496)
                                                   ------------     ------------     ------------     ------------
  Net increase/(decrease) in shares outstanding    $   (529,811)    $    272,960     $     51,712     $   (350,153)
                                                   ============     ============     ============     ============
SHARES
  Shares sold                                                --           50,536               --               --
  Shares issued as reinvestments of dividends            72,825          338,227           13,431           49,624
  Shares redeemed                                       (85,354)        (115,803)          (7,773)         (70,599)
                                                   ------------     ------------     ------------     ------------
  Net increase/(decrease) in shares outstanding         (12,529)         272,960            5,658          (20,975)
                                                   ============     ============     ============     ============

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        MONEY                            ASSET
                                                       STOCK            MARKET          BOND           ALLOCATION
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                   ------------     ------------     ------------     ------------
DOLLARS
  Shares sold                                      $         --     $         --     $     34,357     $         --
  Shares issued as reinvestments of dividends         3,287,614          258,171          138,387        1,424,341
  Shares redeemed                                    (1,389,562)        (164,181)         (16,934)        (606,976)
                                                   ------------     ------------     ------------     ------------
  Net increase in shares outstanding               $  1,898,052     $     93,990     $    155,810     $    817,365
                                                   ============     ============     ============     ============
SHARES
  Shares sold                                                --               --            3,592               --
  Shares issued as reinvestments of dividends           211,379          258,171           14,944          115,187
  Shares redeemed                                      (100,951)        (164,181)          (1,877)         (52,069)
                                                   ------------     ------------     ------------     ------------
  Net increase in shares outstanding                    110,428           93,990           16,659           63,118
                                                   ============     ============     ============     ============


See accompanying notes to financial statements.

USLICO SERIES FUND - NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000

(1) ORGANIZATION -- USLICO Series Fund (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consisting of four separate series (Portfolios), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolios are sold only to separate accounts of ReliaStar Life Insurance Company (Reliastar Life) and ReliaStar Life Insurance Company of New York (Reliastar Life of New York)(a wholly owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) SECURITY VALUATION -- Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds.

  (b) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected and dividend income is recorded on the ex-dividend date.

  (c) FEDERAL INCOME TAXES -- Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, a Portfolio will not be subject to Federal income taxes if it makes distributions of net investment income and net realized gains in compliance with Subchapter M and meets certain other requirements. Therefore, no federal income tax provision is required.

  (d) CONTRIBUTIONS AND WITHDRAWALS -- Funds contributed into or withdrawn from the Fund are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

  (e) REPURCHASE AGREEMENTS -- The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

  (f) MANAGEMENT'S USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  (g) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly by the Stock Portfolio, Bond Portfolio and Asset Allocation Portfolio: and declared and paid daily by the Money Market Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Portfolio may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions. As of December 31, 2000, the following amounts have been reclassified between undistributed net investment income, accumulated net realized gain on investments and paid-in-capital:

                                                   ACCUMULATED
                                 UNDISTRIBUTED     NET REALIZED
                                NET INVESTMENT       GAIN ON        PAID-IN-
                                    INCOME         INVESTMENTS      CAPITAL
                                    ------         -----------      -------
Stock Portfolio                     $50,046             --         $ (50,046)
Asset Allocation Portfolio               --            173              (173)

These restatements did not affect net investment income, net realized gain on investments, or net assets for the year ended December 31, 2000.

(3) AFFILIATIONS AND RELATED PARTY TRANSACTIONS -- ReliaStar Life is a wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar Investment Research, Inc., also a direct wholly-owned subsidiary of ReliaStar, serves as Advisor to the Fund. The advisory agreement provides that management fees may be charged to each of the Portfolios at an annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof. ReliaStar Life and ReliaStar Life of New York have contractually agreed to waive management fees charged to each of the Portfolios to the extent that they exceed 0.25% of the average daily net assets of each Portfolio.

The Fund's advisor has also agreed to voluntarily limit the annual expenses of each Portfolio, other than management fees, to 0.65% of the average daily net assets of each Portfolio

ING Pilgrim Investments, Inc. (formerly Pilgrim Advisors, Inc.), a wholly-owned subsidiary of ReliaStar, serves as sub-advisor to each of the Portfolios. Prior to December 1, 2000, ReliaStar Investment Research, Inc. served as sub-advisor to the Money Market and Bond Portfolios as well as to the bond portion of the Asset Allocation Portfolio.

Effective July 1, 2000, ING Pilgrim Group, Inc., a wholly-owned subsidiary of ReliaStar, was appointed to serve as Administrator to each of the Portfolios. Fees under the administration agreement are to be charged to each of the Portfolios at an annual rate of 0.10% of average daily net assets. Prior to July 1, 2000, ReliaStar Life served as Administrator to the Portfolios and fees were charged to each Portfolio based on actual costs incurred by ReliaStar Life.

Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar, serves as Distributor of the Fund. No fees are charged to the Portfolios for distribution services.

On September 1, 2000 ReliaStar was acquired by ING Groep N.V. (NYSE:ING) and the names of Pilgrim Investments, Inc. and Pilgrim Group, Inc. were changed to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively on September 8, 2000.

(4) PURCHASES AND SALES OF INVESTMENT SECURITIES -- The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2000 were as follows:

                             STOCK             BOND        ASSET ALLOCATION
                           PORTFOLIO        PORTFOLIO         PORTFOLIO
                           ---------        ---------         ---------
Aggregate Purchases      $119,423,460      $1,347,898        $42,398,964
Aggregate Sales           120,881,970       1,355,351         43,101,603

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                   MONEY                                ASSET
                                                                  STOCK            MARKET             BOND            ALLOCATION
                                                                PORTFOLIO        PORTFOLIO(2)      PORTFOLIO(2)      PORTFOLIO(2)
                                                               ------------      ------------      ------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                             $      16.06      $       1.00      $       9.01      $      12.68
Income (loss) from investment operations:
  Net investment income (loss)                                        (0.02)             0.05              0.40              0.18
  Net realized and unrealized gains (losses) on investments           (3.18)               --              0.20             (1.41)
                                                               ------------      ------------      ------------      ------------
  Total from investment operations                                    (3.20)             0.05              0.60             (1.23)
Distributions
  Distribution of net investment income                                  --             (0.05)            (0.40)            (0.18)
  Distribution of realized capital gains                              (0.44)               --                --             (0.23)
                                                               ------------      ------------      ------------      ------------
  Net asset value, end of year                                 $      12.42      $       1.00      $       9.21      $      11.04
                                                               ============      ============      ============      ============
TOTAL RETURN(1)                                                      -19.94%             5.59%             6.74%            -9.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                        $ 26,512,835      $  6,330,677      $  2,880,767      $ 15,591,247
Ratio of expenses to average net assets after reimbursement            0.62%             0.90%             0.90%             0.90%
Ratio of expenses to average net assets prior to expense
 reimbursement                                                         0.87%             1.34%             1.83%             1.18%
Ratio of net investment income (loss) to average net assets           -0.11%             5.45%             4.30%             1.44%
Portfolio turnover rate                                              365.49%              N/A             49.27%           242.78%

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(2) Effective December 1, 2000, ING Pilgrim Investments, Inc. became sub-adviser to the Money Market and Bond Portfolios as well as the bond portion of the Asset Allocation Portfolio.


                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                    MONEY                               ASSET
                                                                  STOCK             MARKET            BOND            ALLOCATION
                                                                PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               ------------      ------------      ------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                             $      13.64      $       1.00      $       9.74      $      11.92
Income (loss) from investments operations:
  Net investment income                                                0.12              0.04              0.06              0.31
  Net realized and unrealized gains (losses) on investments            3.93                --             (0.73)             1.48
                                                               ------------      ------------      ------------      ------------
  Total from investment operations                                     4.05              0.04             (0.27)             1.79
Distributions:
  Distribution of net investment income                               (0.13)            (0.04)            (0.46)            (0.31)
  Distribution of realized capital gains                              (1.50)               --                --             (0.72)
                                                               ------------      ------------      ------------      ------------
  Net asset value, end of year                                 $      16.06      $       1.00      $       9.01      $      12.68
                                                               ============      ============      ============      ============
  TOTAL RETURN                                                        30.08%             5.00%            -2.87%            15.10%

RATIO/SUPPLEMENTAL DATA
Net assets, end of year                                        $ 34,492,899      $  6,057,717      $  2,765,136      $ 18,179,732
Expenses to average net assets                                         0.90%             0.90%             0.90%             0.90%
Net investment income to average net assets                            0.84%             4.27%             4.88%             2.58%
Portfolio turnover rate                                              305.87%              N/A             45.74%           227.49%


See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                    MONEY                               ASSET
                                                                   STOCK            MARKET            BOND            ALLOCATION
                                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               ------------      ------------      ------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                             $      13.50      $       1.00      $      10.00      $      11.98
Income from investment operations:
  Net investment income                                                0.20              0.05              0.55              0.39
  Net realized and unrealized gains (losses) on investments            0.62                --             (0.13)             0.27
                                                               ------------      ------------      ------------      ------------
  Total from investment operations                                     0.82              0.05              0.42              0.66
Distributions
  Distribution of net investment income                               (0.20)            (0.05)            (0.55)            (0.39)
  Distribution of realized capital gains                              (0.48)               --             (0.13)            (0.33)
                                                               ------------      ------------      ------------      ------------
  Net asset value, end of year                                 $      13.64      $       1.00      $       9.74      $      11.92
                                                               ============      ============      ============      ============
TOTAL RETURN                                                           6.00%             5.00%             4.30%             5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                        $ 27,774,017      $  5,963,727      $  2,831,882      $ 16,335,368
Expenses to average net assets                                         0.75%             0.75%             0.75%             0.75%
Net investment income to average net assets                            1.49%             4.79%             5.50%             3.19%
Portfolio turnover rate                                              172.22%              N/A             90.97%           135.68%

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                    MONEY                               ASSET
                                                                   STOCK            MARKET            BOND            ALLOCATION
                                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               ------------      ------------      ------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                             $      13.25      $       1.00      $      10.02      $      11.85
Income from investment operations:
  Net investment income                                                0.27              0.05              0.59              0.46
  Net realized and unrealized gains on investments                     3.05                --              0.12              1.51
                                                               ------------      ------------      ------------      ------------
  Total from investment operations                                     3.32              0.05              0.71              1.97
Distributions
  Distribution of net investment income                               (0.27)            (0.05)            (0.59)            (0.46)
  Distribution of realized capital gains                              (2.80)               --             (0.14)            (1.38)
                                                               ------------      ------------      ------------      ------------
  Net asset value, end of year                                 $      13.50      $       1.00      $      10.00      $      11.98
                                                               ============      ============      ============      ============
TOTAL RETURN                                                          25.06%             5.00%             7.09%            16.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                        $ 27,291,645      $  5,784,312      $  2,802,374      $ 15,900,094
Expenses to average net assets                                         0.73%             0.75%             0.75%             0.74%
Net investment income to average net assets                            1.87%             4.88%             5.88%             3.68%
Portfolio turnover rate                                               88.55%              N/A            117.24%           104.30%



See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                    MONEY                               ASSET
                                                                   STOCK            MARKET            BOND            ALLOCATION
                                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               ------------      ------------      ------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                             $      12.62      $       1.00      $      10.38      $      11.82
Income from investment operations:
  Net investment income                                                0.34              0.05              0.64              0.53
  Net realized and unrealized gains (losses) on investments            2.55                --             (0.36)             0.94
                                                               ------------      ------------      ------------      ------------
  Total from investment operations                                     2.89              0.05              0.28              1.47
Distributions
  Distribution of net investment income                               (0.33)            (0.05)            (0.64)            (0.53)
  Distribution of realized capital gains                              (1.93)               --                --             (0.91)
                                                               ------------      ------------      ------------      ------------
  Net asset value, end of year                                 $      13.25      $       1.00      $      10.02      $      11.85
                                                               ============      ============      ============      ============
TOTAL RETURN                                                          22.90%             5.00%             2.70%            12.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                        $ 23,558,091      $  5,979,861      $  2,783,385      $ 14,614,568
Expenses to average net assets                                         0.75%             0.75%             0.75%             0.75%
Net investment income to average net assets                            2.50%             4.77%             6.45%             4.39%
Portfolio turnover rate                                               79.17%              N/A             47.37%            61.98%


See accompanying notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
USLICO Series Fund:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USLICO Stock Portfolio, USLICO Money Market Portfolio, USLICO Bond Portfolio and USLICO Asset Allocation Portfolio (four Portfolios comprising the USLICO Series Fund) as of December 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For all periods ended prior to January 1, 2000 the statements of changes in net assets and financial highlights were audited by other auditors whose report thereon dated February 11, 2000 and February 13, 1999 expressed unqualified opinions on those financial statements and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned Portfolios as of December 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Los Angeles, California
February 16, 2001

                         SHAREHOLDER MEETING (UNAUDITED)

A special meeting of shareholders of the Stock, Money Market, Bond, and Asset Allocation Portfolios was held in Phoenix, Arizona on August 18, 2000. A brief description of each matter voted upon as well as the results are outline below:

                                       SHARES          SHARES          SHARES       SHARES
                                     VOTED FOR     VOTED AGAINST     ABSTAINED     WITHHELD       TOTAL
                                    -----------   ---------------   -----------   ----------   ----------
1.   To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors: (a)

     Al Burton                        374,057          7,551               --           --      381,608
     Paul S. Doherty                  374,780          6,829               --           --      381,609
     Robert B. Goode, Jr.             374,780          6,829               --           --      381,609
     Alan L. Gosule                   374,201          7,407               --           --      381,608
     Walter H. May                    374,780          6,829               --           --      381,609
     Jock Patton                      374,082          7,527               --           --      381,609
     David W.C. Putnam                374,201          7,404               --           --      381,605
     John R. Smith                    374,780          6,829               --           --      381,609
     Robert W. Stallings              376,166          5,443               --           --      381,609
     John G. Turner                   376,166          5,443               --           --      381,609
     David W. Wallace                 374,780          6,829               --           --      381,609

2.   To approve a new Investment Management Agreement between the Fund and ReliaStar Investment Research,
     Inc. ("RIRI"), to reflect the acquisition of RIRI by ING Groep N.V. ("ING"), with no  change in the advisory fees payable to RIRI;

     Stock Portfolio                  284,393          4,814           10,771           --      299,978
     Money Market Portfolio            53,898             --               --           --       53,898
     Bond Portfolio                     7,578            244               95           --        7,917
     Asset Allocation Portfolio       140,660          4,594            5,220           --      150,474

3.   For shareholders of the Stock Portfolio and Asset Allocation Portfolio, to approve a new Sub-Advisory
     Agreement between RIRI and Pilgrim Investments Inc. ("Pilgrim Investments") to reflect the acquisition of RIRI and Pilgrim Investments by ING, with no change in the subadvisory fee payable to Pilgrim
     Investments; and

     Stock Portfolio                  284,902          6,404               --        8,673      299,979
     Asset Allocation Portfolio       141,849          4,443               --        4,183      150,475

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

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